UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): FEBRUARY 2, 2006


                            CATCHER HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)

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          DELAWARE                 000-50299                 62-0201385
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(State or Other Jurisdiction      (Commission             (I.R.S. Employer
      of Incorporation)           File Number)         Identification Number)
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                             39526 CHARLESTOWN PIKE
                            HAMILTON, VIRGINIA 20158
          (Address of Principal Executive Offices, including zip code)

                                 (540) 882-3087
              (Registrant's telephone number, including area code)

                                       N/A
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

      On February 2, 2006, Catcher Holdings, Inc. (the "Company") entered into an Amended and Restated Registration Rights Agreement, dated as of February 2, 2006 (the "Amended Rights Agreement"), with those persons and entities listed on Exhibit A thereto. Ira Tabankin, a Director and the Secretary of the Company and the Chief Technical Officer and Chairman of the Board of Directors of Catcher, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Catcher"), and Charles Sander, a Director and the President and Chief Executive Officer of the Company and the President and Chief Executive Officer of Catcher, are each a party to the Amended Rights Agreement.

      The Amended Rights Agreement subordinates the contractual registration rights of Mr. Tabankin and Mr. Sander (the "Officers") that the Officers possessed under that certain Registration Rights Agreement, dated as of May 4, 2005, by and among the Company and the investors listed on Exhibit A thereto (the "Prior Rights Agreement"). Under the Amended Rights Agreement, the Officers will not have the ability to include their Registrable Securities (as defined in the Prior Rights Agreement) on any registration statement filed under the Amended Rights Agreement unless and until the Registrable Securities held by persons that are not affiliates of the Company have been registered.

      The Amended Rights Agreement further provides that (1) the rights of all holders (the "Series A Holders") of the Company's Series A warrants (the "Series A Warrants") to purchase shares of the Company's Common Stock (the "Common Stock") to have their shares registered are subordinate to the registration rights to be granted to the holders of securities to be sold in certain future financings by the Company, (2) the amounts, if any, that may be due to holders of the Registrable Securities under the Prior Rights Agreement due to the failure to have the registration statement with respect to such Registrable Securities declared effective by the registration deadline set forth in the Prior Rights Agreement are waived and such penalty provisions are eliminated on a going forward basis, (3) the Company may, in its discretion, reduce the amount of Registrable Securities to be included in any registration statement on a pari passu basis with each other holder of Registrable Securities and with any other parties that currently have registration rights or that the Company grants registration rights to in the future (other than those held by affiliates of the Company, whose contractual rights to registration under the Amended Rights Agreement would be subordinate to those of persons who are not affiliates of the Company) in order to comply with any requirements of the SEC, (4) the Series A Holders were granted "piggyback" registration rights with respect to the Registrable Securities held by them and (5) the Company will pay penalty consideration to the Private Investors (as defined in the Amended Rights Agreement) if the Company (i) fails to include at least 70% of the Registrable Securities requested to be registered by the holders of such Registrable Securities in the registration statement to be filed in connection with the Company's next financing and (ii) the Company fails to file an additional registration statement registering these excluded shares within prescribed time periods.

      Concurrently with the entering into of the Amended Rights Agreement, the Company issued Series C warrants to purchase an aggregate of 1,677,285 additional shares of the Common Stock (the "Series C Warrants"). See also Item
3.02 regarding the unregistered sale of the Series C Warrants.

      The description of the transaction in this report is qualified in its entirety by reference to the Form of Amended and Restated Registration Rights Agreement filed with this current report as Exhibit 10.1.

      AMENDMENT TO SERIES A AND SERIES B WARRANTS

      On February 2, 2006, the Company entered into Amendment No. 1 to the Series A and Series B Warrants effective as of February 2, 2006 (the "Warrant Amendment") with the Participating Series A Holders (as defined below).

      The Warrant Amendment amended the reference in Section 13 of the Series A Warrants and in Section 13 of the Series B Warrants to the "Registration Rights Agreement" to instead reference the "Amended and Restated Registration Rights Agreement, dated as of February 2, 2006, as amended from time to time."

      The description of the transaction in this report is qualified in its entirety by reference to the Form of Amendment No. 1 to the Series A and Series B Warrants filed with this current report as Exhibit 4.1.

      ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

      On February 2, 2006 the Company issued Series C Warrants to each Series A Holder (collectively, the "Participating Series A Holders") that (1) exercised all Series A Warrants held by the Series A Holder, (2) executed the Amended Rights Agreement and (3) executed the Warrant Amendment, by February 2, 2006. An aggregate of 1,677,285 Series C Warrants were issued to the Participating Series A Holders and are now outstanding. Each Series C Warrant entitles the holder to purchase one share of the Common Stock at $2.50 per share and is exercisable for a period of five years (the "Exercise Period"). The Series C Warrants may not be called by the Company at any time prior to the expiration of the Exercise Period.

      See also Item 1.01 regarding the Company's entrance into the Amended Rights Agreement and the Warrant Amendment.

      The description of the transaction in this report is qualified in its entirety by reference to the Form of Series C Warrant filed with this current report as Exhibit 4.2.

      In addition, in connection with the issuance of the Series C Warrants, the Company issued to the Participating Series A Holders an aggregate of 569,258 shares of its Common Stock upon the exercise of outstanding Series A Warrants held by such persons. The Company received total proceeds of approximately $854,000 in cash upon such exercises.

      The Company relied upon the exemptions from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, for the issuance of the Series C Warrants and the Common Stock issued upon exercise of Series A Warrants.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

    4.1   Form of Amendment No. 1 to Series A Warrants and Series B Warrants

    4.2   Form of Series C Warrant issued to investors

    10.1 Form of Amended and Restated Registration Rights Agreement, dated as of February 2, 2006, by and among the Company and the persons listed as signatories thereto

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CATCHER HOLDINGS, INC.


February 8, 2006                        By:    /s/ Charles Sander
                                             -------------------------------
                                                   Charles Sander
                                        President and Chief Executive Officer